TAXES	6 Months Ended
Jun. 26, 2020
Income Tax [Abstract]
TAXES
TAXES
The same accounting policies and methods of computation have been used as described in the 2019 Consolidated Financial Statements, with the exception of taxes on income. Taxes on income in interim periods are accrued using the tax rate that would be applicable to the expected total annual profit or loss.
The effective tax rate was 40 percent and 25 percent for the six months ended 26 June 2020 and 28 June 2019, respectively, and 25 percent for the years ended 31 December 2019 and 31 December 2018.
For the six months ending 26 June 2020, the effective tax rate includes a €37 million impact related to the revaluation of deferred tax assets due to an increase in the UK statutory income tax rate from 17% to 19% that was substantively enacted during the first half of 2020.
Tax Provisions
The Group is routinely under audit by taxing authorities in the ordinary course of business. Due to their nature, such proceedings and tax matters involve inherent uncertainties including, but not limited to, court rulings, settlements between affected parties and/or governmental actions. The probability of outcome is assessed and accrued as a liability and/or disclosed, as appropriate. The Group maintains provisions for uncertainty relating to tax matters that it believes appropriately reflect its risk. As at 26 June 2020, the carrying value of these provisions is included in Non-current tax liabilities, with the exception of €9 million, which is included in Current tax liabilities.
The Group reviews the adequacy of these provisions at the end of each reporting period and adjusts them based on changing facts and circumstances. Due to the uncertainty associated with tax matters, it is possible that at some future date, liabilities resulting from audits or litigation could vary significantly from the Group’s provisions.
The Group has received tax assessments in certain jurisdictions for potential tax related to the Group’s purchases of concentrate. The value of the Group’s concentrate purchases is significant, and therefore, the tax assessments are substantial. The Group strongly believes the application of tax has no technical merit based on applicable tax law, and its tax position would be sustained. Accordingly, the Group has not recorded a tax liability for these assessments, and is vigorously defending its position against these assessments.